
EXPERTISE
SHIP
SELL
PICK
PACK
ACCOUNTABLE
COLLABORATE
RELATIONSHIP
BEST-IN-CLASS
SYSTEMS
3PL
SELL
PARTNER
STRATEGY
NORTH AMERICA
SUPPORT
PICK
TECHNOLOGY
MANAGEMENT
FLEXIBILITY
DIGITAL
SYSTEMS
3PL
OPERATIONS
LOGISTICS
FULFILLMENT
VALUE
DISTRIBUTION
DEMAND
SUPPLY
NETWORK

Connecting Strong Brands with Smart Logistics

NAVARRE®

Corporate Presentation

May 2013

NASDAQ: **NAVR**

Safe Harbor

This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that the company or its management expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forward-looking statements. Forward-looking statements are made based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the company's forward-looking statements. The company's forward-looking statements are also subject to risks and uncertainties which can affect its performance in both the near-and long-term. The company identifies the principal risks and uncertainties that affect its performance in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing.

Who We Are...

- A vertically integrated, full service retail & e-commerce services platform for brands, retailers & manufacturers
- **What makes us unique?** We handle it *all*, from website development & hosting, to warehousing, e-commerce & retail fulfillment, customer service, marketing, support & logistics
- **Leading end-to-end e-commerce** solutions provider
- **Industries served** include:
  - Apparel
  - Communications
  - Consumer products
  - Consumer electronics & accessories
  - Software


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Navarre's Full-Service Platform:
From Sales to Delivery & Everything In Between

NAVARRE
NASDAQ: NAVR

Navarre offers a full-scale, one-stop-shop for its partners, regardless of how they go-to-market — be it traditional distribution, direct or e-commerce.

E-Commerce Services

- Oracle/ATG platform (ORACLE ATG WEB COMMERCE)
- Storefront & hosting development
- Fulfillment
- Proprietary cross-channel order management
- Reporting & analysis

Value Added Services

- Packaging design & services
- Marketing & creative
- 24/7 customer support



MasterCard
AMEX
HOT ITEM
NAVARRE
Full-Service Platform

Logistics (3PL)

- Order processing
- Return disposition
- Brand & inventory control
- Importing, scheduling & transit
- Streamlined customs process

Distribution & Sales

- We bring our partners into the world's largest & most sophisticated retailers
- Maximize retail channel access

Major Brands Rely On Us To Reach & Serve Their Customers

NAVARRE
NASDAQ: NAVR

BEST BUY

Walmart
Save money. Live better.

TARGET

Office DEPOT

amazon.com

TigerDirect.com

COSTCO WHOLESALE

RadioShack

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OfficeMax
WORK WITH US

GameStop

STAPLES
that was easy.

Fry's ELECTRONICS

LONDON DRUGS

YANKEE CANDLE company

Indigo
Enrich your life

BJ's WHOLESALE CLUB

Sam's CLUB

CACHÉ

Justice

Competitive Landscape

NAVARRE
NASDAQ: NAVR


Retail Distribution
brightstar
spa, inc.
COKeM INTERNATIONAL LTD.
D&H
SUPERIOR COMMUNICATIONS
INGRAM MICRO
Tech Data
PETRA "Your Accessory Source"
Fulfillment/Logistics
fiftyone
FillTeK
FIFTH GEAR
GENCO ATC
ebay
INGRAM MICRO
Innotrac
ups
PENSKE
QuietLogistics
INTERSHOP The E-Commerce Company
KUEHNE+NAGEL
NAVARRE
E-Commerce Platforms
ModusLink The Power of Global Precision
Magento Open Source eCommerce
demandware
marketlive
venda
hybris
micros
IBM WebSphere.
F R Y

Phase 1 Strategic Plan Complete

In Q2 of 2011, new management implemented a strategic plan to re-align our organization with emerging trends in the marketplace.

Objective	**Results** (FY-13)[1]
1) Reduce/realign operating costs	Savings of ~$1.4M/month
2) Maximize organic growth in key segments & markets	▪ E-commerce sales channel: **+57%** ▪ Canada sales channel: **+45%** ▪ Consumer electronics & accessories: **+32%**
3) Offset maturing software market with gain in market share	Software sales declined only 8%
4) No debt at quarter end	$0 debt (until SpeedFC acquisition)
5) Round-out operational platform with a complementary acquisition	Acquired SpeedFC in Nov 2012
Achieved FY-13 **Adj. EBITDA of $11.3M, up 46% from $7.7M** in FY-12	

1) Fiscal year ends Mar 31.

Strategic Plan: FY 2014

NAVARRE
NASDAQ: NAVR

Objective	FY-14 Targets[1]
1) Integrate Navarre & SpeedFC operating costs	Facility & personnel changes completed by Q2 FY-14, equating to expected savings of $300-$400K/month
2) Build for future growth	▪ Build-out Columbus facility and install sortation equipment (completion scheduled for October) ▪ Grow interactive order management systems ▪ Expansion of Mexico facility for programmers & clerical
3) Maximize organic growth in key segments & markets	▪ E-commerce & fulfillment services ▪ Consumer electronics & accessories ▪ Canada
4) Diversify revenue streams	Net sales from software products was 77% of revenues in FY-11 (anticipated to be <50% in FY-14)
5) Prudent management of cash with continued focus on cost reductions	Fund additional growth opportunities & potential synergistic e-commerce acquisitions

FY-14 Outlook:

Net sales of $535M-$565M (up 10-16%)

Adjusted EBITDA of $19M-$21M (up 69-87%)

1) Fiscal year ends Mar 31.

2) Guidance issued and effective only on May 28, 2013.

We Address the Trends in a Large & Growing Retail Market

NAVARRE
NASDAQ: NAVR

- U.S. retail e-commerce spending topped **$59.5B** in Q4 2012, **up 16%** vs. year ago[1]
  - **14th** consecutive quarter of y/y growth
  - **13th** consecutive quarter of double-digit growth
- The top-performing online product categories[2]:
  - Consumer Electronics
  - Computer Software
  - Digital Content & Subscriptions
  - Apparel & Accessories
- Each category grew at least 16% vs. year ago
- Total U.S. retail sales topped **$1.1T** in Q4 2012, **up 4%** vs. year ago[1]

Online Consumer Spending Projected to Increase 62% by 2016[3]


$202B
$226B
$252B
$278B
$304B
$327B
2011
2012E
2013E
2014E
2015E
2016E

1) U.S. Census Bureau News, Quarterly E-Commerce Sales, Feb 2013.
2) comScore, Nov 2012.
3) Internet Retailer.com, Aug 2012.

E-Commerce & Fulfillment Services

NAVARRE
NASDAQ: NAVR

- SpeedFC provides us with the ability to develop & operate proprietary e-commerce websites on behalf of our partners
- Our e-commerce services:
  - Creation & integration of SaaS e-commerce platforms
  - Tier 4 web hosting
  - Cross-channel order management & reporting
  - High-performance fulfillment
  - 24/7 consumer customer care
- Our expertise allows partners to focus on their core competencies & benefit from our material handling efficiencies
- Gross margin is ~double our distribution business
  - Q4 FY-13 up 200 basis points y/y (10.9% vs. 8.9%)
  - Q4 was first quarter to include three full months of SpeedFC


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E-Commerce & Fulfillment Services - cont'd

NAVARRE
NASDAQ: NAVR

- 3PL services offered:
  - Overseas logistics coordination
  - Import/export customs management
  - Inventory storage & tracking
  - Reverse logistics, QA & returns disposition
  - 24/7 customer service
- Benefits to our clients:
  - On-time delivery of product for initial set-up
  - Inventory availability for timely replenishment
  - Packaging & service level compliance
  - Efficient returns processing



SPEED FC
Dashboard

Sample 3PL Clients

yurbuds
gear4
WARBY PARKER eyewear
Justice
YANKEE CANDLE company

Distribution: Consumer Electronics & Accessories (CE&A)

NAVARRE
NASDAQ: NAVR

- High growth segment – FY-13 revenue **up 32%** to $102.7M
- Recent customer additions:

URBAN OUTFITTERS · Bass Pro Shops · NORDSTROM · Brookstone · RadioShack · BED BATH & BEYOND · Walgreens · AMERICAN EAGLE OUTFITTERS



Y/Y Revenue Growth[1]
$12.2M
$20.8M
$14.8M
$15.7M
$32.6M
$47.4M
$18.1M
$18.8M
FY12 FY13
Fiscal Q1
FY12 FY13
Fiscal Q2
FY12 FY13
Fiscal Q3
FY12 FY13
Fiscal Q4

- 200+ new vendor partners during the past 24 months, including:

COLE HAAN · PHILIPS · venom · Ferrari · Jabra · Square · TURTLE BEACH GAMING HEADSETS & PC AUDIO · LIFEPROOF LET'S GO! · OtterBox · fitbit · Withings · VISTAQUEST a clearer vision

1) Fiscal year ends Mar 31.

Distribution: Canada

NAVARRE
NASDAQ: NAVR

- High growth segment – FY-13 revenue **up 45%** to $81.6M
- Opened distribution facility in May 2010
  - Toronto expansion – summer 2013
- FY-14 retail initiatives
  - Indigo – Rosetta Stone language software; expanding into lifestyle-related accessories
  - Glentel Wireless – Canadian mobile provider for Target, Costco & Samsung stores
- Sample customers:



Y/Y Revenue Growth[1]
$9.3M
$12.2M
$10.6M
$16.7M
$25.6M
$33.6M
$11.0M
$19.2M
FY12 FY13
Fiscal Q1
FY12 FY13
Fiscal Q2
FY12 FY13
Fiscal Q3
FY12 FY13
Fiscal Q4

Retailer new to Canada, began shipping Dec 2012

1) Fiscal year ends Mar 31.

Distribution: Software

NAVARRE
NASDAQ: NAVR

- We are the largest distributor of consumer software in the U.S. & Canada
- Successfully declined revenue less than ½ of the overall market
- Drivers of our outperformance include:
  - Strong market share gains in Canada
  - Implementation of PC attach programs
  - Partnership with vendors & retailers to develop aggressive promotional plans
  - Focus on utility/security space (slower decline)
- Navarre delivers goods any way the customer wants it



ENCORE®

We also publish casual gaming, personal productivity, architecture and education software under our **Encore**® brand

Navarre's Seasoned Leadership Team

NAVARRE
NASDAQ: NAVR

Richard Willis
CEO
- Appointed CEO in Sep 2011
- Member of Board of Directors
- CEO experience: SFC, Inc., Baker & Taylor, Troll Communications, Bell Sports

Diane Lapp
CFO
- Joined Navarre in Oct 2003
- Appointed CFO in May 2012
- 20 years of senior management experience in public accounting and finance

Jeff Zisk
Pres. of SpeedFC
- Founded SpeedFC in 2000
- +25 years experience in fulfillment, distribution & retail industries
- CEO experience: Entertainment Foods, Inc. & AMWC, Inc.

Ward Thomas
Pres. of Distribution
- President of Business Services since Aug 2010
- President of Encore since Oct 2011
- Executive sales & management experience at Trend Micro and FUNimation Entertainment

Ryan Urness
General Counsel
- Joined Navarre in Jan 2003
- Oversees investor relations & human resources
- Former head of intellectual property practice at Winthrop & Weinstine, P.A.

Don Sopko
VP of Operations
- Joined Navarre in Feb 2013
- 20 years of senior logistics and operations management experience
- 17 years of senior leadership experience at Baker & Taylor, world's largest book distributor

Key Financials

Foundation of Our Organic Growth Strategy

NAVARRE
NASDAQ: NAVR

These three strong performing segments form the basis of our growth strategy, as represented below in both growth & percentage of net sales[1]

Distribution: CE&A


Up 32%
$77.8M
18%
$102.7M
21%
FY-12
FY-13

Distribution: Canada[2]


Up 45%
$56.2M
13%
$81.6M
17%
FY-12
FY-13

E-Commerce Sales Channel[2]


Up 57%
$75.1M
17%
$118.3M
25%
FY-12
FY-13

1) Excludes net sales of home video and video game distribution.
2) Portion of revenues also included in CE&A net sales.

Selected Financial Performance from Ongoing Business

NAVARRE
NASDAQ: NAVR

	12-Months Ended		
	Mar 2012	Mar 2013	*Change*
Net Sales[1]	**$432.4M**	**$477.6M**	***10%***
Distribution[1]	$424.6	$423.0	*0%*
E-Commerce & Fulfillment Services	**$7.8M**	**$54.7M**	***603%***
Operating Expenses	$66.3M	$49.2M	*(26%)*
Adjusted EBITDA[3]	**$7.7M**	**$11.3M**	***46%***

1) Excludes net sales of home video and video game distribution.
2) Please see appendix for use of non-GAAP information.

Fiscal 2014 Outlook

NAVARRE
NASDAQ: NAVR

- **Net Sales**
  - **2014:** $535M - $565M
  - 10-16% growth vs. FY-13
- **Adjusted EBITDA**
  - **2014:** $19M - $21M
  - (69-87% growth vs. FY-13)



Net Sales & Adj. EBITDA[1]
($ Millions)
Net Sales
Adj. EBITDA
$535-$565
$477.6
$19 - $21
$11.3
FY-13[2]
FY-14E[3]

1) Fiscal year ends Mar 31.
2) Excludes net sales of home video and video game distribution.
3) Guidance issued and effective only on May 28, 2013.

Navarre Key Takeaways

NAVARRE
NASDAQ: NAVR

- We provide a single-source solution in a large & growing e-commerce market
- We've shifted our scalable platform to higher value services – FY-13 e-commerce & fulfillment sales up 603%
- SpeedFC growing rapidly (+43% sales CAGR 2009-2012), creates synergies & additional growth opportunities
- Strong organic growth in key markets
- Cost saving initiatives are improving gross margins & helping to fund growth initiatives – FY-13 operating expenses down 26% (including SpeedFC expenses)

Annual Net Sales & Adj. EBITDA[1]
($ Millions)



Net Sales
Adj. EBITDA
$432.4
$7.7
$477.6
$11.3
$535 - $565
$19 - $21
FY-12[23]
FY-13[3]
FY-14E[4]

1) Fiscal year ends Mar 31.
2) Represents adjusted EBITDA. Please see appendix for use of non-GAAP information.
3) Excludes net sales of home video and video game distribution.
4) Guidance issued and effective only on May 28, 2013.

APPENDIX

Use of Non-GAAP Information

The company provides non-GAAP adjusted information and references to “adjusted” information are references to non-GAAP measures. The company provides adjusted non-GAAP information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted non-GAAP information is not a substitute for any performance measure derived in accordance with GAAP. The company’s management evaluates and makes decisions primarily based upon these adjusted non-GAAP financial metrics. For each such adjusted non-GAAP financial measure, the adjustment provides the company’s management with information about the company’s underlying operating performance that enables a more meaningful comparison of its financial results.

The company recognizes that the use of adjusted non-GAAP measures has limitations, including the need to exercise judgment in determining which types of charges should be excluded or added back to GAAP measures. The company provides this adjusted non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information that is intended to enable investors to evaluate the company’s core operating performance in the same way that its management does. Reconciliations between historical adjusted non-GAAP results and the corresponding GAAP measures are attached to this presentation in the section entitled “Appendix.”

GAAP Net Sales Reconciliation

NAVARRE
NASDAQ: NAVR

Reconciliation of Net Sales Before Inter-Company Eliminations to GAAP Net Sales and Business Segment Information
(In thousands)
(Unaudited)

	Twelve Months December 31,			
	2013	%	2012	%
Net sales:				
Distribution				
Software	$ 320,274	66.0%	$ 346,806	72.1%
Consumer electronics and accessories	102,685	21.2%	77,807	16.2%
Video games	7,665	1.6%	25,834	5.4%
Home video	-	0.0%	22,601	4.7%
	430,624	88.7%	473,048	98.4%
E-commerce and fulfillment services	54,671	11.3%	7,776	1.6%
Net sales as reported	$ 485,295		$ 480,824	
Operating income (loss)				
Distribution	$ (2,485)		$ (20,793)	
E-commerce and fulfillment services	4,464		(1,510)	
Consolidated operating income (loss)	$ 1,979		$ (22,303)	
Net Sales by Geographic Region				
United States	$ 403,667		$ 424,617	
International	81,628		56,207	
Net Sales as reported	$ 485,295		$ 480,824	
Net Sales by Sales Channel				
Retail	$ 367,014		$ 405,680	
E-commerce	118,281		75,144	
Net Sales as reported	$ 485,295		$ 480,824	

Adjusted Pro Forma Income Before Continuing Operations Reconciliation

NAVARRE
NASDAQ: NAVR

Adjusted Pro Forma Income from Operations Before Income Tax for the Twelve Months Ended March 31,
(In thousands)
(Unaudited)

	GAAP Information Twelve Months Ended March 31,				Adjusted Pro Forma Information Twelve Months Ended March 31,			
	2013	% of sales	2012	% of sales	2013	% of sales	2012	% of sales
Net sales (1)	$485,295		$480,824		$485,295		$481,294	
Gross profit (1) (2)	51,176	10.5%	43,958	9.1%	51,176	10.5%	54,344	11.3%
Operating expenses (3)	49,197	10.1%	66,261	13.8%	45,667	9.4%	51,211	10.6%
Income (loss) from operations	1,979		(22,303)		5,509		3,133	
Other (expense), net (4)	(1,942)		(1,425)		(1,942)		(1,303)	
Income (loss) before income tax	$ 37		$ (23,728)		$ 3,567		$ 1,830	

	Twelve Months Ended March 31, 2013	2012
(1) Pro forma adjustments to net sales consist of the following:		
Customer credit	$ -	$ 470
Total adjustments	$ -	$ 470
(2) Pro forma adjustments to gross profit consist of the following:		
Inventory write-downs	$ -	$ 2,619
Software development impairment	-	1,238
Prepaid royalties impairment	-	6,057
Restructuring and other charges	-	2
Total adjustments	$ -	$ 9,916
(3) Pro forma adjustments to operating expenses consist of the following:		
Restructuring, transaction and transition costs	$ (3,530)	$ (6,213)
Goodwill and intangible impairment	-	(5,996)
Facility costs	-	(2,841)
Total adjustments	$ (3,530)	$ (15,050)
(4) Pro forma adjustments to gross profit consist of the following:		
Loss on asset disposal	$ -	$ 122
Total adjustments	$ -	$ 122

Adjusted EBITDA Reconciliation

NAVARRE
NASDAQ: NAVR

Reconciliation of Net Income (Loss) to Adjusted EBITDA
(In thousands)
(Unaudited)

	Twelve Months Ended March 31, 2013	Twelve Months Ended March 31, 2012
Net loss, as reported	$ (11,797)	$ (34,300)
Interest expense, net	1,020	968
Income tax expense (benefit)	11,834	10,572
Depreciation and amortization	4,877	3,624
Goodwill and intangible impairment	-	5,996
Foreign translation loss (gain)	811	331
Share-based compensation	983	941
Restructure expenses	-	19,562
Transaction and transition costs	3,530	-
Adjusted EBITDA	$ 11,258	$ 7,694